Exhibit ____

                    NONQUALIFIED STOCK OPTION AGREEMENT
                    -----------------------------------

     THIS AGREEMENT (this "Agreement"), made as of the __th day of _____, 200_ (the "Grant Date"), between Telewest Global, Inc., a Delaware corporation (the "Company"), and ________ (the "Optionee").

     WHEREAS, the Company has adopted the Telewest Global, Inc. 2004 Stock Incentive Plan (the "Plan") in order to grant equity compensation to (among others) directors, officers and employees of the Company and its Subsidiary Corporations; and

     WHEREAS, the Company's Compensation Committee has determined to grant an Option to the Optionee as provided herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   Grant of Option.
          ---------------

     The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of _______ whole Shares subject to, and in accordance with, the terms and conditions set forth in this Agreement and in the Plan. The Option is not intended to qualify as an Incentive Stock Option. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan. The grant of the Option is conditioned on the execution and delivery to the Company of the Deed of Variation of Terms of Employment, which has been separately provided to the Optionee.

     2.   Purchase Price.
          --------------

     The price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option shall be $______ per Share (the "Option Price").

     3.   Duration of Option.
          ------------------

     The Option shall be exercisable to the extent and in the manner provided herein for a period of ten years from the Grant Date (the "Term"); provided, however, that the Option may terminate earlier as provided in
Section 6 hereof.

     4.   Exercisability of Option.
          ------------------------

          4.1 Subject to Sections 4.2 and 6 hereof and to the Plan, the Option shall vest and become exercisable as follows:

          (i) as to 20% of the aggregate number of Shares subject to the Option set forth in Section 1 of this Agreement, on the first anniversary of the Grant Date, subject to the satisfaction of performance goals established by the Committee in respect of the period beginning on the Grant Date and ending on the first anniversary of the Grant Date;

          (ii) as to an additional 20% of the aggregate number of Shares subject to the Option set forth in Section 1 of this Agreement, on the second anniversary of the Grant Date, subject to the satisfaction of performance goals established by the Committee in respect of the period beginning on the first anniversary of the Grant Date and ending on the second anniversary of the Grant Date;

          (iii) as to an additional 20% of the aggregate number of Shares subject to the Option set forth in Section 1 of this Agreement, on the third anniversary of the Grant Date, subject to the satisfaction of performance goals established by the Committee in respect of the period beginning on the second anniversary of the Grant Date and ending on the third anniversary of the Grant Date;

          (iv) as to an additional 20% of the aggregate number of Shares subject to the Option set forth in Section 1 of this Agreement, on the fourth anniversary of the Grant Date, subject to the satisfaction of performance goals established by the Committee in respect of the period beginning on the third anniversary of the Grant Date and ending on the fourth anniversary of the Grant Date; and

          (v) as to an additional 20% of the aggregate number of Shares subject to the Option set forth in Section 1 of this Agreement, on the fifth anniversary of the Grant Date, subject to the satisfaction of performance goals established by the Committee in respect of the period beginning on the fourth anniversary of the Grant Date and ending on the fifth anniversary of the Grant Date;

provided, however, that in the event that any portion of the Option subject to any of clauses (i) through (v) of this Section 4.1 does not become exercisable during the period set forth therein, such portion of the Option shall be carried forward for vesting during future one-year periods commencing immediately following the fifth anniversary of the Grant Date subject to the satisfaction of performance goals established by the Committee in respect of such one-year periods; provided, further, that no more than 20% of the aggregate number of Shares subject to the Option set forth in Section 1 of this Agreement shall vest and become exercisable in any one-year period by reason of application of clauses (i) through (v) of this Agreement or the foregoing proviso (by way of example, if the Shares subject to clause (i) of this Section 4.1 do not become exercisable on the first anniversary of the Grant Date, such portion of the Option shall vest and become exercisable on the sixth anniversary of the Grant Date, subject to the satisfaction of performance goals established by the Committee in respect of the period beginning on the fifth anniversary of the Grant Date and ending on the sixth anniversary of the Grant Date); and provided, further, that, notwithstanding any provision of this Section 4.1 to the contrary, any unvested portion of the Option that is outstanding as of January 18, 2011 shall vest on that date.

          4.2 Upon the occurrence of an Acceleration Event, 50% of the unvested portion of the Option shall immediately vest and become fully exercisable. Notwithstanding any provision to the contrary set forth in the Plan, the remaining unvested portion of the Option after application of the immediately preceding sentence shall not vest or become exercisable in the event of an Acceleration Event if, in connection with such Acceleration Event, the Company, a successor to the Company or the ultimate parent of the Company or such successor following such Acceleration Event offers to continue the employment of the Optionee and to provide compensation and employee benefits that, in the aggregate, are substantially similar, as nearly as practicable, to the compensation and employee benefits provided to him or her immediately prior to the Acceleration Event (in each case excluding equity compensation). If such an offer is not made to the Optionee, such remaining unvested portion of the Option at the time of the Acceleration Event shall immediately vest and become fully exercisable.

     5.   Manner of Exercise and Payment.
          ------------------------------

          5.1 Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of written notice to the Company at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Committee, such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse on this Agreement a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

          5.2 The notice of exercise described in Section 5.1 shall be accompanied by the full purchase price for the Shares in respect of which the Option is being exercised, in cash or by check or, if indicated in the notice, such payment shall follow by check from a registered broker acting as agent on behalf of the Optionee.

          5.3 Upon receipt of notice of exercise, full payment for the Shares in respect of which the Option is being exercised, and full satisfaction of the Optionee's obligation for Withholding Taxes (as hereinafter defined), the Company shall take such action as may be necessary to effect the transfer to the Optionee of the number of Shares subject to such exercise.

          5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

     6.   Termination of Employment.
          -------------------------

          6.1 Upon termination of the Optionee's employment with the Company and its Affiliates for any reason, any portion of the Option which is not exercisable as of the date of such termination shall be automatically forfeited as of the date of such termination. Upon termination of the Optionee's employment for Cause, any unexercised portion of the Option (whether exercisable or not exercisable) shall be automatically forfeited as of the date of such termination.

          6.2 Upon termination of the Optionee's employment with the Company and its Affiliates for any reason other than for Cause, the portion of the Option that is exercisable as of the date of such termination shall remain exercisable for sixty days following the date of such termination (but not beyond the end of the Term); provided, however, that any portion of the Option that has become exercisable pursuant to Section 4.2 of the Agreement by reason of an Acceleration Event shall remain exercisable for one year following the date of such termination (but not beyond the end of the Term).

     7.   Non-transferability.
          -------------------

     The Option shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange
Act). During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or his or her legal guardian or legal representatives.

     8.   No Right to Continued Employment.
          --------------------------------

     Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company or any Subsidiary Corporation, nor shall this Agreement or the Plan interfere in any way with the right of the Company or any such Subsidiary Corporation to terminate the Optionee's employment at any time. For purposes of this Agreement, the term "employment" shall be deemed to refer to (i) an Optionee's employment, if the Optionee is an employee of the Company or any of its Affiliates, (ii) an Optionee's services as a consultant, if the Optionee is a consultant to the Company or any of its Affiliates and (iii) an Optionee's services as an non-employee director, if the Optionee is a non-employee member of the Board. The rights and obligations of an Optionee under the terms and conditions of the Optionee's office or employment shall not be affected by his or her participation in the Plan or any right he or she may have to participate in the Plan. The Optionee waives all and any rights to compensation or damages in consequence of the termination of his or her office or employment with the Company and its Affiliates for any reason whatsoever insofar as those rights arise, or may arise, from his or her ceasing to have rights under or be entitled to exercise the Option as a result of such termination or from the loss or diminution in value of such rights or entitlements. If necessary, the Optionee's terms of employment shall be varied accordingly.

     9.   Withholding of Taxes.
          --------------------

     The Company shall have the right to deduct from any payment of cash to the Optionee an amount equal to the federal, state, local and non-U.S. income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the exercise or other settlement of the Option. The Optionee shall make arrangements satisfactory to the Company to pay the Withholding Taxes to the Company prior to the issuance of any Shares subject to the Option or other payment or distribution made pursuant to the Option.

     10.  Optionee Bound by the Plan.
          --------------------------

     The Optionee hereby acknowledges receipt of a copy of the Plan and agrees that the Optionee and the Option shall be bound by all the terms and provisions thereof.

     11.  Modification of Agreement.
          -------------------------

     This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

     12.  Severability.
          ------------

     Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

     13.  Governing Law.
          -------------

     The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

     14.  Successors in Interest.
          ----------------------

     This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's heirs, executors, administrators and successors. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.


                          [signature page follows]

     IN WITNESS WHEREOF, the parties have entered into this Agreement, effective as of the Grant Date.

                                        TELEWEST GLOBAL, INC.



---------------------------------       ---------------------------------

        Optionee                        By:
                                           ------------------------------
                                        Its:
                                            -----------------------------